SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
 ________________________________
 FORM 8-K
________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    April 16, 2021 (April 13, 2021)

THE AARON'S COMPANY, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	1-39681	85-2483376
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway SE	Suite 300	Atlanta	Georgia	30339-3194
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: (678) 402-3000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.50 Par Value	AAN	New York Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 13, 2021, the Board of Directors (the “Board”) of the Aaron’s Company, Inc. (the “Company”) elected Ms. Laura N. Bailey, Mr. Timothy A. Johnson and Ms. Marvonia P. Moore to serve as independent directors of the Company, effective as of May 3, 2021, upon the recommendation of the Nominating and Corporate Governance Committee. The Board appointed Ms. Bailey as a Class II director on the Board with a term of office expiring at the 2022 annual meeting of shareholders and Mr. Johnson and Ms. Moore as Class III directors on the Board with a term of office expiring at the 2023 annual meeting of shareholders. The Board also appointed Ms. Bailey to serve on the Audit Committee and the Nominating and Corporate Governance Committee, Mr. Johnson to serve on the Audit Committee and the Compensation Committee and Ms. Moore to serve on the Compensation Committee and the Nominating and Corporate Governance Committee.

Ms. Bailey, Mr. Johnson and Ms. Moore have no arrangements or understandings pursuant to which they were elected as directors and do not have any transactions reportable under Item 404(a) of Regulation S-K. Ms. Bailey, Mr. Johnson and Ms. Moore will receive the standard compensation paid by the Company to non-employee directors for their service on the Board consisting of a $75,000 cash retainer and grant of $125,000 of restricted stock on the date of the Company's annual meeting of shareholders, vesting one-year following the date of the grant. Upon joining the Board, each of the new directors will also receive a one-time grant of $75,000 of restricted stock, vesting one-year following the date of grant. Ms. Bailey, Mr. Johnson and Ms. Moore will also enter into an Indemnification Agreement with the Company, a form of which is filed as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

The April 16, 2021 press release announcing the election of Ms. Bailey, Mr. Johnson and Ms. Moore to the Company’s Board is attached hereto as Exhibit 99.1 and incorporated by reference.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits:

Exhibit No.	Description

10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.9 to the Company's Form 8-K filed on December 1, 2020.
99.1	Press release dated April 16, 2021.
Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AARON'S COMPANY, INC.
		By:	/s/ C. Kelly Wall
Date:	April 16, 2021		C. Kelly Wall Chief Financial Officer